EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31, 2010	July 31, 2010	October 31, 2009

Net revenue	$33,278	$30,729	$30,777

Costs and expenses(a):
Cost of sales	25,024	23,402	23,475
Research and development	814	742	704
Selling, general and administrative	3,435	3,154	2,966
Amortization of purchased intangible assets	424	383	401
Restructuring charges	235	598	38
Acquisition-related charges	51	127	60
Total costs and expenses	29,983	28,406	27,644

Earnings from operations	3,295	2,323	3,133

Interest and other, net	(81)	(134)	(132)

Earnings before taxes	3,214	2,189	3,001

Provision for taxes(b)	676	416	589

Net earnings	$2,538	$1,773	$2,412

Net earnings per share:
Basic	$1.13	$0.76	$1.02
Diluted	$1.10	$0.75	$0.99

Cash dividends declared per share	$-	$0.16	$-

Weighted-average shares used to compute net earnings per share:
Basic	2,249	2,322	2,366
Diluted	2,297	2,376	2,433

(a) Stock-based compensation expense was as follows:
Cost of sales	$31	$43	$37
Research and development	14	11	10
Selling, general and administrative	77	111	86
Acquisition-related charges	-	1	1
Total costs and expenses	$122	$166	$134

(b) Tax benefit from stock-based compensation	$(39)	$(54)	$(41)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended
	October 31,
	2010	2009
	(unaudited)

Net revenue	$126,033	$114,552

Costs and expenses(a):
Cost of sales	96,089	87,524
Research and development	2,959	2,819
Selling, general and administrative	12,585	11,613
Amortization of purchased intangible assets	1,484	1,578
Restructuring charges	1,144	640
Acquisition-related charges	293	242
Total costs and expenses	114,554	104,416

Earnings from operations	11,479	10,136

Interest and other, net	(505)	(721)

Earnings before taxes	10,974	9,415

Provision for taxes(b)	2,213	1,755

Net earnings	$8,761	$7,660

Net earnings per share:
Basic	$3.78	$3.21
Diluted	$3.69	$3.14

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,319	2,388
Diluted	2,372	2,437

(a) Stock-based compensation expense was as follows:
Cost of sales	$169	$178
Research and development	55	57
Selling, general and administrative	443	374
Acquisition-related charges	2	26
Total costs and expenses	$669	$635

(b) Tax benefit from stock-based compensation	$(215)	$(199)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2010	October 31, 2009
	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$10,929	$13,279
Short-term investments	5	55
Accounts receivable	18,481	16,537
Financing receivables	2,986	2,675
Inventory	6,466	6,128
Other current assets	15,317	13,865

Total current assets	54,184	52,539

Property, plant and equipment	11,763	11,262

Long-term financing receivables and other assets	12,225	11,289

Goodwill and purchased intangible assets	46,331	39,709

Total assets	$124,503	$114,799

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$7,046	$1,850
Accounts payable	14,365	14,809
Employee compensation and benefits	4,256	4,071
Taxes on earnings	802	910
Deferred revenue	6,727	6,182
Other accrued liabilities	16,207	15,181

Total current liabilities	49,403	43,003

Long-term debt	15,258	13,980
Other liabilities	19,601	17,052	(a)

Stockholders' equity
HP stockholders' equity	40,449	40,517
Noncontrolling interests	332	247	(a)

Total stockholders' equity	40,781	40,764

Total liabilities and stockholders' equity	$124,503	$114,799

(a) Reflects the adoption of the accounting standard related to the presentation of noncontrolling interests in consolidated financial statements.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31, 2010	July 31, 2010	October 31, 2009

Net revenue:

Services	$8,963	$8,609	$8,926
Enterprise Storage and Servers	5,269	4,449	4,218
HP Software	974	863	967
HP Enterprise Business	15,206	13,921	14,111
Personal Systems Group	10,283	9,918	9,862
Imaging and Printing Group	6,995	6,167	6,454
HP Financial Services	809	764	726
Corporate Investments	705	607	191
Total Segments	33,998	31,377	31,344
Eliminations of intersegment net revenue and other	(720)	(648)	(567)

Total HP Consolidated	$33,278	$30,729	$30,777

Earnings from operations:

Services	$1,497	$1,366	$1,444
Enterprise Storage and Servers	730	549	481
HP Software	247	183	234
HP Enterprise Business	2,474	2,098	2,159
Personal Systems Group	568	469	460
Imaging and Printing Group	1,220	1,040	1,171
HP Financial Services	73	72	66
Corporate Investments	18	83	(8)
Total Segments	4,353	3,762	3,848

Corporate and unallocated costs and eliminations	(239)	(175)	(100)
Unallocated costs related to stock-based compensation expense	(109)	(156)	(116)
Amortization of purchased intangible assets	(424)	(383)	(401)
Restructuring charges	(235)	(598)	(38)
Acquisition-related charges	(51)	(127)	(60)
Interest and other, net	(81)	(134)	(132)

Total HP Consolidated Earnings Before Taxes
	$3,214	$2,189	$3,001

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Twelve months ended
	October 31,
	2010	2009

Net revenue:

Services	$34,935	$34,693
Enterprise Storage and Servers	18,651	15,359
HP Software	3,586	3,572
HP Enterprise Business	57,172	53,624
Personal Systems Group	40,741	35,305
Imaging and Printing Group	25,764	24,011
HP Financial Services	3,047	2,673
Corporate Investments	1,863	768
Total Segments	128,587	116,381
Eliminations of intersegment net revenue and other	(2,554)	(1,829)

Total HP Consolidated	$126,033	$114,552

Earnings from operations:

Services	$5,609	$5,044
Enterprise Storage and Servers	2,402	1,518
HP Software	759	684
HP Enterprise Business	8,770	7,246
Personal Systems Group	2,032	1,661
Imaging and Printing Group	4,412	4,310
HP Financial Services	281	206
Corporate Investments	132	(56)
Total Segments	15,627	13,367

Corporate and unallocated costs and eliminations	(614)	(219)
Unallocated costs related to stock-based compensation expense	(613)	(552)
Amortization of purchased intangible assets	(1,484)	(1,578)
Restructuring charges	(1,144)	(640)
Acquisition-related charges	(293)	(242)
Interest and other, net	(505)	(721)

Total HP Consolidated Earnings Before Taxes	$10,974	$9,415